UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 6, 2004
(Date of earliest event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)
Maryland	333-103799	42-1579325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

We filed a Form 8-K dated January 6, 2004, with regard to the acquisition of Hickory Ridge Shopping Center and CorWest Plaza, without the requisite financial information. Accordingly we are filing this Form 8-K/A to include that financial information.

Item 7. Financial Statements and Exhibits

  Financial Statements
Darien Towne Center:

Independent Auditors' Report	F-32

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002	F-33

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002	F-34

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-36

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-37

Properties Acquired from Thomas Enterprises:

Independent Auditors' Report	F-38

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-39

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-40

Stony Creek Marketplace:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-42

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-43

Shops at Park Place:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-44

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-45

Shaw's Supermarket (New Britain):

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-46

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-47

Hickory Ridge:

Independent Auditors' Report	F-48

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-49

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-50

CorWest Plaza:

Independent Auditors' Report	F-52

Historical Summary of Gross Income and Direct Operating Expenses for the period from May 29, 2003 through December 31, 2003	F-53

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period from May 29, 2003 through December 31, 2003	F-54

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-56

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-57

Metro Square Center (SuperValue) :

Independent Auditors' Report	F-58

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-59

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-60

Larkspur Landing:

Independent Auditors' Report	F-62

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-63

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-64

North Ranch Pavilion:

Independent Auditors' Report	F-66

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-67

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-68

La Plaza Del Norte:

Independent Auditors' Report	F-70

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-71

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-72

MacArthur Crossing:

Independent Auditors' Report	F-74

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-75

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-76

Promenade at Red Cliff:

Independent Auditors' Report	F-78

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-79

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-80

Peoria Crossings:

Independent Auditors' Report	F-82

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-83

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-84

Dorman Centre:

Independent Auditors' Report	F-86

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-87

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-88

Heritage Towne Crossing:

Independent Auditors' Report	F-90

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-91

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-92

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By: /s/ Kelly Tucek

Name: Kelly Tucek

Title: Treasurer

Date: March 16, 2004

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
December 31, 2003
(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions of the properties indicated in Note B had occurred on December 31, 2003.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at December 31, 2003, nor does it purport to represent our future financial position. No pro forma adjustments have been made for any potential property acquisitions identified as of March 12, 2004. The Company does not consider these properties as probable under Regulation 3-14 as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of March 12, 2004. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties if and when the Company is prepared to acquire these properties.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
December 31, 2003
(unaudited)
	Historical	Pro Forma
	(A)	Adjustments	Pro Forma
Assets

Net investment properties (B)	$122,579,417	359,971,311	482,550,728
Acquired intangibles (B) (D)	10,344,354	32,286,926	42,631,280
Cash and cash equivalents	64,381,134	(4,200,000)	60,181,134
Accounts and rents receivable	1,147,551	-	1,147,551
Due from affiliates	918,750	-	918,750
Note receivable	7,552,155	(7,552,155)	-
Other assets	3,744,642	(800,000)	2,944,000
Loan fees	1,434,160	-	1,434,160

Total assets	$212,102,163	379,706,082	591,808,245

Liabilities and Stockholders' Equity

Accounts payable	505,448	-	505,448
Accrued offering costs to affiliates	1,369,366	-	1,369,366
Due to affiliates	2,154,158	-	2,154,158
Accrued real estate taxes	1,392,069	-	1,392,069
Distributions payable	927,539	-	927,539
Mortgage payable (B) (E)	29,627,000	180,767,000	210,394,000
Line of credit	5,000,000	-	5,000,000
Acquired intangibles (B) (D)	5,910,413	5,735,237	11,645,650
Advances from advisor	1,202,519	-	1,202,519
Security deposits	108,189	-	108,189
Prepaid rental and recovery income	104,756	-	104,756
Other liabilities	71,927	-	71,927

Total liabilities	48,373,384	186,502,237	234,875,621

Common stock (C)	18,737	21,955	40,692
Additional paid-in capital (net of offering costs) (C)	165,168,650	193,181,890	358,350,540
Accumulated distributions in excess of net loss	(1,458,608)	-	(1,458,608)

Total stockholders' equity	163,728,779	193,203,845	356,932,624

Total liabilities and stockholders' equity	$212,102,163	379,706,082	591,808,245

See accompanying notes to pro forma consolidated balance sheet.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
December 31, 2003
(unaudited)

  The historical column represents our Consolidated Balance Sheet as of December 31, 2003 as filed with the Securities Exchange Commission on Form 10-K. As of December 31, 2003, the Company had sold 18,698,092 shares to the public and 19,049 shares were issued pursuant to the Company's distribution reinvestment program. As a result, the Company received $187,127,250 of gross offering proceeds. In addition, the Company received the Advisor's capital contribution of $200,000 for which the Advisor was issued 20,000 shares.

  The pro forma adjustments reflect the acquisition of the following properties. The mortgages payable represent mortgages obtained from a third party subsequent to acquisition. No pro forma adjustment has been made for prorations or other closing costs as the amounts are not significant:

	Acquisition Price	Mortgage Payable

Hickory Ridge	$41,900,000	23,650,000
CorWest Plaza	33,000,000	18,150,000
Metro Square Center	11,031,000	-
Larkspur Landing	61,147,000	33,630,000
North Ranch Pavilion	18,468,000	10,157,000
La Plaza del Norte	59,143,000	32,528,000
MacArthur Crossing	23,102,000	-
Newnan Crossing Phase II	22,362,000	-
Promenade at Red Cliff	19,636,000	-
Peoria Crossings	37,328,000	20,497,000
Dorman Centre	43,118,000	-
Heritage Towne Crossing	16,288,000	-

Total	$386,523,000	138,612,000

Allocation of net investments in properties:
Land	$105,523,512
Building and improvements	254,447,799
Acquired in-place lease intangibles	25,200,000
Acquired above market lease intangibles	7,086,926
Acquired below market lease intangibles	(5,735,237)

Total	$386,523,000

  Additional offering proceeds of $219,550,000, net of additional offering costs of $26,346,155 are reflected as received as of December 31, 2003, prior to the purchase of the properties and are limited to offering proceeds necessary to acquire the properties and offering proceeds actually received as of March 12, 2004. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

  Inland Western Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Balance Sheet
  December 31, 2003
  (unaudited)

  Acquired intangibles represent above and below market leases and the difference between the property valued with the existing in-place leases and the property valued as if vacant. The value of the acquired leases will be amortized over the lease term.

  Additional mortgages payable of $180,767,000, reflected as funded as of December 31, 2003, includes $138,612,000 of mortgages payable obtained subsequent to the acquisition of the properties described in (B) and $42,155,000 of new financing placed on previously acquired properties.

  No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2003 or the date significant operations commenced. No pro forma adjustments have been made for any potential property acquisitions identified as of March 12, 2004. The Company does not consider these properties as probable under Regulation 3-14 as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of March 12, 2004. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties if and when the Company is prepared to acquire these properties. No pro forma adjustments were made for the Eckerds-Edmond or the Eckerds-Norman, as the properties were completed in 2003 and there were no significant operations prior to our acquisition.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2003, nor does it purport to represent our future results of operations.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003 (unaudited)

		Pro Forma	Pro Forma
	Historical	Adjustments	Adjustments
	(A)	(B)	(C)	Pro Forma

Rental income	$606,645	31,551,124	4,529,497	36,687,266
Additional rent	137,988	7,417,969	1,480,187	9,036,144
Interest income	37,648	-	-	37,648

Total income	782,281	38,969,093	6,009,684	45,761,058

General and administrative expenses	315,263	-	-	315,263
Advisor asset management fee (D)	-	-	-	-
Property operating expenses	126,617	8,548,616	1,665,613	10,340,846
Management fee (G)	16,627	1,762,894	290,562	2,070,083
Interest expense (I)	135,735	7,397,795	1,925,324	9,458,854
Depreciation (E)	140,497	11,211,549	1,814,712	13,166,758
Amortization (H)	81,558	3,462,543	739,290	4,283,391
Acquisition costs	139,263	-	-	139,263

Total expenses	955,560	32,383,397	6,435,501	39,774,458

Net income (loss)	$(173,279)	6,585,696	(425,817)	5,986,600

Weighted average number of shares of common stock outstanding, basic and diluted (F)	2,520,986			40,692,000

Net income (loss) per share, basic and diluted (F)	(.07)			.15

See accompanying notes to pro forma consolidated statement of operations.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003
(unaudited)

  The historical information represents the historical statement of operations of the Company for the period from March 5, 2003 (inception) to December 31, 2003 as filed with the Securities Exchange Commission on Form 10-K.
  Total pro forma adjustments for acquisitions consummated as of March 12, 2004 are as though the properties were acquired January 1, 2003.

	Gross Income
	& Direct		Total
	Operating	Pro Forma	Pro Forma
	Expenses (1)	Adjustments	Adjustments

Rental income	$31,623,809	(72,685)	31,551,124
Additional rental income	7,417,969	-	7,417,969

Total income	39,041,778	(72,685)	38,969,093

Advisor asset management fee	-	-	-
Property operating expenses	8,548,616	-	8,548,616
Management fees	-	1,762,894	1,762,894
Interest expense	-	7,397,795	7,397,795
Depreciation	-	11,211,549	11,211,549
Amortization	-	3,462,543	3,462,543

Total expenses	8,548,616	23,834,781	32,383,397

Net income (loss)	$30,493,162	(23,907,466)	6,585,696

  Audited combined gross income and direct operating expenses as prepared in accordance with Rule 3-14 of Regulation S-X for the following properties:

Newnan Crossing Phase I and II, Pavilion at Kings Grant, Hickory Ridge, CorWest Plaza, Metro Square (Super Value) Center, Larkspur Landing, North Ranch Pavilion, La Plaza Del Norte, MacArthur Crossing, Promenade at Red Cliff, Peoria Crossings, Dorman Center and Heritage Towne Crossing

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003
(unaudited)

  Total pro forma adjustments for acquisitions consummated as of March 12, 2004 are as though the properties were acquired January 1, 2003. No adjustment was made for Eckerds-Edmond or Eckerds-Norman as the properties were completed in 2003 and there were no significant operations prior to our acquisition.

	Gross Income
	& Direct		Total
	Operating	Pro Forma	Pro Forma
	Expenses (1)	Adjustments	Adjustments

Rental income	$4,967,738	(438,241)	4,529,497
Additional rental income	1,480,187	-	1,480,187

Total income	6,447,925	(438,241)	6,009,684

Advisor asset management fee	-	-	-
Property operating expenses	1,665,613	-	1,665,613
Management fees	-	290,562	290,562
Interest expense	-	1,925,324	1,925,324
Depreciation	-	1,814,712	1,814,712
Amortization	-	739,290	739,290

Total expenses	1,665,613	4,769,888	6,435,501

Net income (loss)	$4,782,312	(5,208,129)	(425,817)

  Unaudited combined gross income and direct operating expenses based on information provided by the Seller for the following properties:

Shops at Park Place, Stony Creek Marketplace, Darien Towne Center, Shaw's Supermarket (New Britain).

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003
(unaudited)

  The advisor asset management fee is expected to be subordinated to the shareholders' receipt of a stated return thus no amount is reflected.

  Buildings and improvements will be depreciated on a straight line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements. That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight line basis over the life of the related leases as an adjustment to rental income. Other leasing costs, tenant improvements and in-place lease intangibles will be amortized on a straight line basis over the life of the related leases as a component of amortization expense.

  The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2003 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

  Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement.

  The value of the acquired leases will be amortized over the lease term.

  The pro forma adjustments relating to interest expense were based on the following debt terms:
	Principal	Interest	Maturity
Property	Balance	Rate (%)	Date

Stony Creek	$14,162,000	4.770	01/11
Shaw's Supermarket (New Britain)	6,450,000	4.684	11/28
CorWest Plaza	18,150,000	4.560	02/09
Hickory Ridge	23,650,000	4.531	02/09
Larkspur Landing	33,630,000	4.450	02/09
La Plaza del Norte	32,528,000	4.610	03/10
Darien Towne Center	16,500,000	4.650	06/10
Shops at Park Place	13,127,000	4.710	11/08
Newnan Crossing	21,543,000	4.380	03/09
Peoria Crossings	20,497,000	4.090	04/09
North Ranch Pavilion	10,157,000	4.120	04/09

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Darien Towne Center ("the Property") for the year ended December 31, 2002. This Historical Summary is the responsibility of management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Darien Towne Center for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Los Angeles, California

December 4, 2003

Darien Towne Center
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2002
(in thousands)

For the year
ended
December 31, 2002
Gross income:
rental income	$2,051
Tenant reimbursements	449

Total gross income	2,500

Direct operating expenses:
Utilities, maintenance, and repairs	201
Real estate taxes	344
Insurance	35

Total direct operating expenses	580

Excess of gross income over direct operating expenses	$1,920

See accompanying notes to historical summary of gross income and direct operating expense.

Darien Towne Center
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2002

  Business

  Darien Towne Center (the Property) is a shopping center located in Darien, Illinois. The Property consists of 217,505 square feet of gross leasable area and was 95% occupied at December 31, 2002. Approximately 77% of the property's leasable area is leased to three tenants, Home Depot, Circuit City, and PetSmart. Inland Western Retail Real Estate Trust, Inc. (IWRRETI) has signed a purchase and sale agreement for the purchase of the Property from an unaffiliated third-party seller.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K/A of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Certain leases contain renewal to options at various periods at various rental rates.

  Rental income is recognized using the accrual method based on contractual amounts provided for in the lease agreements. Rental revenue is recognized on a straight-line basis over the term of the respective leases.

  The following is a schedule of minimum future rental to be received on noncancelable operating leases as of December 31, 2002 (in thousands):

Year	Total

2003	$2,089
2004	1,938
2005	1,452
2006	1,440
2007	1,390
Thereafter	9,148

Total	$17,457

  Darien Towne Center
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2002

  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Darien Towne Center
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 (unaudited)

For the
year ended
December 31, 2003
(unaudited)
Gross income:
Base rental income	$2,123,487
Operating expense and real estate tax recoveries	514,801

Total gross income	2,638,288

Direct operating expenses:
Property operating expenses	628,144

Total direct operating expenses	628,144

Excess of gross income over direct operating expenses	$2,010,144

See accompanying notes to historical summary of gross income and direct operating expense.

Darien Towne Center
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Darien Towne Center to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of the Properties Acquired from Thomas Enterprises ("the Properties") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Properties Acquired from Thomas Enterprises for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

February 24, 2004

The Properties Acquired from Thomas Enterprises
Combined Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$2,968,855
Operating expense and real estate tax recoveries	529,344

Total gross income	3,498,199

Direct operating expenses:
Operating expenses	372,962
Real estate taxes	217,447
Insurance	35,600

Total direct operating expenses	626,009

Excess of gross income over direct operating expenses	$2,872,190

See accompanying notes to historical summary of gross income and direct operating expense.

Properties Acquired from Thomas Enterprises
Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003

  Business

  The Properties Acquired from Thomas Enterprises ("the Properties") consists of the following:
	Gross Leasable Area		Occupancy at December 31, 2003
Name	(unaudited)	Location	(unaudited)

Pavilion at King's Grant	79,909	Concord, North Carolina	100%

Newnan Crossing I and II	288,284	Newnan, Georgia	100%

  Two tenants account for 41% of the Properties' base rental income.

  Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Pavilion at King's Grant on December 30, 2003, Newnan Crossing on December 23, 2003 and Newnan Crossing Phase II on February 13, 2004, from Thomas Enterprises, an unaffiliated party. The Historical Summary represents the combination of the Properties described above since the Properties are all owned by Thomas Enterprises.

  A portion of Pavilion at King's Grant and Newnan Crossing (representing approximately 71,000 square feet and 275,800 square feet, respectively,) of the Properties' gross leasable area was completed as of December 31, 2002. The remaining portion of the Properties' gross leasable area (representing the remaining approximately 8,000 square feet and 12,400 square feet, respectively,) was under construction and completed during 2003.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K/A of IWRRETI and is not intended to be a complete presentation of the Properties' revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  The Properties lease retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties are reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2003.

  The Properties have five ground leases which are classified as operating leases with terms ranging through February 2014. Total ground lease income was $363,323 and is included in base rental income in the accompanying Historical Summary for the year ended December 31, 2003.

  Properties Acquired from Thomas Enterprises
  Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $294,000 for the year ended December 31, 2003.

  Minimum rents to be received from tenants under operating leases, which terms range from five to twenty years in effect at December 31, 2003, are as follows:

Year	Total

2004	$3,537,586
2005	3,396,343
2006	3,351,239
2007	3,155,649
2008	3,124,333
Thereafter	22,863,275

Total	$39,428,425
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Stony Creek Marketplace
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 (unaudited)

For the
year ended
December 31, 2003
(unaudited)
Gross income:
Base rental income	$393,702
Operating expense and real estate tax recoveries	130,140

Total gross income	523,842

Direct operating expenses:
Property operating expenses	98,974

Total direct operating expenses	98,974

Excess of gross income over direct operating expenses	$424,868

See accompanying notes to historical summary of gross income and direct operating expense.

Stony Creek Marketplace
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Stony Creek Marketplace to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003.

Shops at Park Place
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 (unaudited)

For the
year ended
December 31, 2003
(unaudited)
Gross income:
Base rental income	$1,911,675
Operating expense and real estate tax recoveries	522,437

Total gross income	2,434,112

Direct operating expenses:
Property operating expenses	614,295

Total direct operating expenses	614,295

Excess of gross income over direct operating expenses	$1,819,817

See accompanying notes to historical summary of gross income and direct operating expense.

Shops at Park Place
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 has been prepared from the operating statements provided by the owners of the property during that period and requires management of the Shops at Park Place to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003.

Shaw's Supermarket (New Britain)
 Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 (unaudited)

For the
year ended
December 31, 2003
(unaudited)
Gross income:
Base rental income	$1,083,357
Operating expense and real estate tax recoveries	460,797

Total gross income	1,544,154

Direct operating expenses:
Property operating expenses	460,797

Total direct operating expenses	460,797

Excess of gross income over direct operating expenses	$1,083,357

See accompanying notes to historical summary of gross income and direct operating expense.

Shaw's Supermarket (New Britain)
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Shaw's Supermarket (New Britain) to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Hickory Ridge ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Hickory Ridge for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

March 2, 2004

Hickory Ridge
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$3,633,058
Operating expense and real estate tax recoveries	447,314

Total gross income	4,080,372

Direct operating expenses:
Operating expenses	156,997
Real estate taxes	244,786
Insurance	59,317

Total direct operating expenses	461,100

Excess of gross income over direct operating expenses	$3,619,272

See accompanying notes to historical summary of gross income and direct operating expense.

Hickory Ridge
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003

  Business

  Hickory Ridge (the Property) is located in Hickory, North Carolina. The Property consists of 375,587 square feet of gross leasable area and was 100% occupied at December 31, 2003. The Property is leased to twenty-one tenants of which four tenants account for approximately 51% of base rental revenue for the year ended December 31, 2003. On January 9, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $25,762 was earned during the year ended December 31, 2003.

  In addition, rental income includes $95,959 of rent from one tenant that pays monthly rent based upon a percentage of monthly sales in lieu of minimum rents provided in the lease. The minimum rents schedule below excludes such tenant.

  The Property has two ground leases that are classified as operating leases with terms extending through January 2013 and January 2021, respectively. Total ground lease income was $311,590 and is included in base rental income in the accompanying Historical Summary for the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increase base rental income by $132,919 for the year ended December 31, 2003.

  Hickory Ridge
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

  Minimum rents to be received from tenants under operating leases, which terms range from one to seventeen years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$3,393,768
2005	3,053,077
2006	3,065,441
2007	3,016,833
2008	3,019,568
Thereafter	18,476,329

Total	$34,025,016
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of CorWest Plaza ("the Property") for the period from May 29, 2003 through December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of CorWest Plaza for the period from May 29, 2003 through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

March 3, 2004

CorWest Plaza
Historical Summary of Gross Income and Direct Operating Expenses
For the period from May 29, 2003 through December 31, 2003

For the period from
May 29, 2003 through
December 31, 2003
Gross income:
Base rental income	$1,425,025
Operating expense and real estate tax recoveries	424,278

Total gross income	1,849,303

Direct operating expenses:
Operating expenses	54,893
Real estate taxes	347,412
Insurance	16,407

Total direct operating expenses	418,712

Excess of gross income over direct operating expenses	$1,430,591

See accompanying notes to historical summary of gross income and direct operating expense.

CorWest Plaza
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the period from May 29, 2003 through December 31, 2003

  Business

  CorWest Plaza (the Property) is located in New Britain, Connecticut. The Property consists of approximately 115,011 square feet of gross leasable area and was 100% occupied at December 31, 2003. The Property is leased to ten tenants of which four tenants account for approximately 90% of base rental revenue for the period from May 29, 2003 through December 31, 2003. On January 6, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates As the Property was acquired by the seller on May 29, 2003, financial statements were not available prior to such date. As such, the Historical Summary includes only operations for the period from May 29, 2003 through December 31, 2003.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned from the period from May 29, 2003 thorugh December 31, 2003.

  The Property has 3 ground leases that are classified as operating leases with terms extending through May 2028. Total ground lease income was $1,225,693 and is included in base rental income in the accompanying Historical Summary for the period from May 29, 2003 through December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $44,806 for the period from May 29, 2003 through December 31, 2003.

  CorWest Plaza
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the period from May 29, 2003 through December 31, 2003

  Minimum rents to be received from tenants under operating leases, which terms range from 48 months to 25 years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$2,612,698
2005	2,594,038
2006	2,464,015
2007	2,416,598
2008	2,433,616
Thereafter	40,960,776

Total	$53,481,742
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

CorWest Plaza
 Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 (unaudited)

For the
year ended
December 31, 2003
(unaudited)
Gross income:
Base rental income	$1,925,491
Operating expense and real estate tax recoveries	535,269

Total gross income	2,460,760

Direct operating expenses:
Property operating expenses	690,670

Total direct operating expenses	690,670

Excess of gross income over direct operating expenses	$1,770,090

See accompanying notes to historical summary of gross income and direct operating expense.

CorWest Plaza
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003 (unaudited)

1. Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 has been prepared from the audited financial statements for the period from May 29, 2003 to December 31, 2003 and estimates for the period from January 1, 2003 to May 28, 2003. Estimates for the period from January 1, 2003 to May 28, 2003 were prepared based on information provided by the owner of the property. Actual results may differ from those estimates.

All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Metro Square Center (SuperValue) ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Metro Square Center (SuperValue) for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

March 3, 2004

Metro Square Center (SuperValue)
 Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$949,573
Operating expense and real estate tax recoveries	125,792

Total gross income	1,075,365

Direct operating expenses:
Operating expenses	59,440
Real estate taxes	47,018
Insurance	18,815

Total direct operating expenses	125,273

Excess of gross income over direct operating expenses	$950,092

See accompanying notes to historical summary of gross income and direct operating expense.

Metro Square Center (SuperValue)
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003

  Business

  Metro Square Center (SuperValue) (the Property) is located in Severn, Maryland. The Property consists of approximately 62,000 square feet of gross leasable area and was 100% occupied at December 31, 2003. The Property is leased to three tenants of which one tenant accounts for approximately 91% of base rental revenue for the year ended December 31, 2003. On January 22, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provisions for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $54,197 for the year ended December 31, 2003.

  Metro Square Center (SuperValue)
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

  Minimum rents to be received from tenants under operating leases, which terms range from five to 20 years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$897,786
2005	922,082
2006	902,574
2007	904,327
2008	844,146
Thereafter	10,010,898

Total	$14,481,813
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Larkspur Landing, ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Larkspur Landing, for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

February 26, 2004

Larkspur Landing
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$4,735,363
Operating expense and real estate tax recoveries	1,055,794

Total gross income	5,791,157

Direct operating expenses:
Operating expenses	707,903
Real estate taxes	336,380
Insurance	236,462

Total direct operating expenses	1,280,745

Excess of gross income over direct operating expenses	$4,510,412

See accompanying notes to historical summary of gross income and direct operating expense.

Larkspur Landing
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003

  Business

  Larkspur Landing, (the Property) is located in Larkspur, California. The Property consists of approximately 173,800 square feet of gross leasable area and was approximately 91% occupied at December 31, 2003. The Property is leased to thirty-seven tenants of which four tenants account for approximately 62% of base rental revenue for the year ended December 31, 2003. On January 14, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provisions for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $339,129 was earned during the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $171,513 for the year ended December 31, 2003.

  Larkspur Landing
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

  Minimum rents to be received from tenants under operating leases, which terms range from 1 to 15 years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$4,305,051
2005	3,779,574
2006	3,409,006
2007	2,769,297
2008	2,410,278
Thereafter	13,617,128

Total	$30,290,334
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of North Ranch Pavilion ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of North Ranch Pavilion for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

February 25, 2004

North Ranch Pavilion
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$1,100,047
Operating expense and real estate tax recoveries	322,680

Total gross income	1,422,727

Direct operating expenses:
Operating expenses	210,864
Real estate taxes	129,164
Insurance	33,635

Total direct operating expenses	373,663

Excess of gross income over direct operating expenses	$1,049,064

See accompanying notes to historical summary of gross income and direct operating expense.

North Ranch Pavilion
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003

  Business

  North Ranch Pavilion (the Property) is located in Thousand Oaks, California. The Property consists of approximately 63,000 square feet of gross leasable area and was approximately 91% occupied at December 31, 2003. The Property is leased to twenty-seven tenants of which three tenants account for approximately 34% of base rental revenue for the year ended December 31, 2003. On January 15, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $39,515 for the year ended December 31, 2003.

  North Ranch Pavilion
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

  Minimum rents to be received from tenants under operating leases, which terms range from three to 14 years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$1,308,503
2005	1,187,162
2006	1,196,362
2007	768,560
2008	665,216
Thereafter	2,245,095

Total	$7,370,898
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of La Plaza Del Norte ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of La Plaza Del Norte for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

February 26, 2004

La Plaza Del Norte
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$4,003,605
Operating expense and real estate tax recoveries	1,421,860

Total gross income	5,425,465

Direct operating expenses:
Operating expenses	240,045
Real estate taxes	1,199,850
Insurance	84,577

Total direct operating expenses	1,524,472

Excess of gross income over direct operating expenses	$3,900,993

See accompanying notes to historical summary of gross income and direct operating expense.

La Plaza Del Norte
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003

  Business

  La Plaza Del Norte (the Property) is located in San Antonio, Texas. The Property consists of approximately 320,000 square feet of gross leasable area and was approximately 96% occupied at December 31, 2003. The Property is leased to eighteen tenants of which two tenants account for approximately 41% of base rental revenue for the year ended December 31, 2003. On January 21, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $827 was earned during the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $72,859 for the year ended December 31, 2003.

  La Plaza Del Norte
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

  Minimum rents to be received from tenants under operating leases, which terms range from five to twenty years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$4,113,332
2005	4,070,499
2006	3,942,489
2007	3,358,048
2008	3,258,479
Thereafter	14,294,929

Total	$33,037,776
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of MacArthur Crossing ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of MacArthur Crossing for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

March 1, 2004

MacArthur Crossing
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$1,760,907
Operating expense and real estate tax recoveries	608,826

Total gross income	2,369,733

Direct operating expenses:
Operating expenses	249,689
Real estate taxes	400,391
Insurance	48,208

Total direct operating expenses	698,288

Excess of gross income over direct operating expenses	$1,671,445

See accompanying notes to historical summary of gross income and direct operating expense.

MacArthur Crossing
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003

  Business

  MacArthur Crossing (the Property) is located in Las Colinas, Texas. The Property consists of 111,035 square feet of gross leasable area and was approximately 98% occupied at December 31, 2003. The Property is leased to twenty-nine tenants of which seven tenants account for approximately 54% of base rental revenue for the year ended December 31, 2003. On February 5, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $14,807 was earned during the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $4,655 for the year ended December 31, 2003.

  MacArthur Crossing
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

  Minimum rents to be received from tenants under operating leases, which terms range from five to twenty years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$1,771,533
2005	1,713,801
2006	1,290,824
2007	809,370
2008	678,292
Thereafter	2,761,095

Total	$9,024,915
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Promenade at Red Cliff ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Promenade at Red Cliff for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

March 5, 2004

Promenade at Red Cliff
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$1,250,480
Operating expense and real estate tax recoveries	237,743

Total gross income	1,488,223

Direct operating expenses:
Operating expenses	136,724
Real estate taxes	113,395
Insurance	38,288

Total direct operating expenses	288,407

Excess of gross income over direct operating expenses	$1,199,816

See accompanying notes to historical summary of gross income and direct operating expense.

Promenade at Red Cliff
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003

  Business

  Promenade at Red Cliff (the Property) is located in St. George, Utah. The Property consists of 94,947 square feet of gross leasable area and was approximately 97% occupied at December 31, 2003. The Property is leased to twenty-tenants of which four tenants account for approximately 61% of base rental revenue for the year ended December 31, 2003. On February 13, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $21,297 was earned during the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $1,622 for the year ended December 31, 2003.

  Promenade at Red Cliff
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

  Minimum rents to be received from tenants under operating leases, which terms range from 10 months to fifteen years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$1,468,781
2005	1,513,674
2006	1,526,952
2007	1,149,127
2008	852,421
Thereafter	921,631

Total	$7,432,586
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Peoria Crossings ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Peoria Crossing for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

February 25, 2004

Peoria Crossings
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$2,247,654
Operating expense and real estate tax recoveries	367,902

Total gross income	2,615,556

Direct operating expenses:
Operating expenses	158,120
Real estate taxes	212,946
Insurance	-

Total direct operating expenses	371,066

Excess of gross income over direct operating expenses	$2,244,490

See accompanying notes to historical summary of gross income and direct operating expense.

Peoria Crossings
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003

  Business

  Peoria Crossings (the Property) is located in Peoria, Arizona. The Property consists of approximately 213,500 square feet of gross leasable area and was approximately 97% occupied at December 31, 2003. The Property is leased to twenty-one tenants of which five tenants account for approximately 59% of base rental revenue for the year ended December 31, 2003. Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") has signed a sale and purchase agreement for the purchase of the Property from an unaffiliated third-party ("Seller").

  The Property commenced operations in 2002 with a portion of Peoria Crossings (representing approximately 207,500 square feet) of the Properties' gross leasable area complete as of December 31, 2003. The remaining portion of the Properties' gross leasable area (representing the remaining approximately 6, 000 square feet) is under construction and scheduled to be completed during 2004.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $780,986 for the year ended December 31, 2003.

  Peoria Crossings
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

  Minimum rents to be received from tenants under operating leases, which terms range from five to twenty-one years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$2,584,513
2005	2,606,123
2006	2,613,453
2007	2,623,407
2008	2,245,206
Thereafter	17,152,265

Total	$29,824,967
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Dorman Centre ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Dorman Centre for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

February 25, 2004

Dorman Centre
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$1,195,938
Operating expense and real estate tax recoveries	83,579

Total gross income	1,279,517

Direct operating expenses:
Operating expenses	37,886
Real estate taxes	51,474
Insurance	9,656

Total direct operating expenses	99,016

Excess of gross income over direct operating expenses	$1,180,501

See accompanying notes to historical summary of gross income and direct operating expense.

Dorman Centre
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003

  Business

  Dorman Centre (the Property) is located in Spartanburg, South Carolina. The Property consists of approximately 388,000 square feet of gross leasable area and was approximately 90% occupied at December 31, 2003. The Property is leased to twenty-one tenants of which four tenants account for approximately 77% of base rental revenue for the year ended December 31, 2003. On March 4, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

  The Property commenced operations on July 1, 2003 with a portion of Dorman Center (representing approximately 348,000 square feet) complete as of December 31, 2003. The remaining portion (representing the remaining approximately 40,000 square feet) is under construction and scheduled to be completed during the first quarter of 2004.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provision for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $4,778 for the year ended December 31, 2003.

  Dorman Centre
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

  Minimum rents to be received from tenants under operating leases, which terms range from three to twenty years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$3,504,788
2005	3,540,088
2006	3,513,673
2007	3,430,584
2008	3,313,461
Thereafter	30,804,111

Total	$48,106,705
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Heritage Towne Crossing ("the Property") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Heritage Towne Crossing for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

March 3, 2004

Heritage Towne Crossing
Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$876,078
Operating expense and real estate tax recoveries	198,515

Total gross income	1,074,593

Direct operating expenses:
Operating expenses	106,131
Real estate taxes	211,070
Insurance	21,825

Total direct operating expenses	339,026

Excess of gross income over direct operating expenses	$735,567

See accompanying notes to historical summary of gross income and direct operating expense.

Heritage Town Crossing
Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the year ended December 31, 2003

  Business

  Heritage Towne Crossing (the Property) is located in Euless, Texas. The Property consists of 80,730 square feet of gross leasable area and was approximately 81% occupied at December 31, 2003. The Property is leased to twenty-five tenants of which five tenants account for approximately 40% of base rental revenue for the year ended December 31, 2003. On March 5, 2004, Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Property from an unaffiliated third party.

  Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 3 to the Registration Statement on Form S-11 of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates.

  The Property has two ground leases that are classified as operating leases with terms extending through September, 2023. Total ground lease income was $44,417 and is included in base rental income int he accompanying Historical Summary for the year ended December 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $15,184 for the year ended December 31, 2003.

  Heritage Towne Crossing
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

  Minimum rents to be received from tenants under operating leases, which terms range from three to twenty years, in effect at December 31, 2003, are as follows:

Year	Total

2004	$1,289,587
2005	1,300,384
2006	1,292,499
2007	1,069,311
2008	653,115
Thereafter	2,698,001

Total	$8,302,897
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.